UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 19, 2009

NORTH SHORE ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52875	20-0433980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545-7 Dogok-Dong SoftForum B/D, 7th Floor Gangnam-Gu, Seoul, South Korea	135-270
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (82) (2) 526-8531

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 8, 2009, North Shore Acquisition Corp. (“North Shore”) entered into an Securities Purchase and Share Exchange Agreement (the “Agreement”) pursuant to which it will acquire a controlling interest in Sungdong Industries Co., Ltd. (“SDI”). North Shore intends to hold presentations for certain of its stockholders as well as other persons who might be interested in purchasing North Shore’s securities, regarding the transactions contemplated by the Agreement as described in the preliminary proxy statement filed with the Securities and Exchange Commission (“SEC”) on October 2, 2009.  At such presentations, the investor presentation attached to this Current Report on Form 8-K as Exhibit 99.1 will be distributed to certain participants.

The information contained in the investor presentation shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

In connection with the transaction and required stockholder approval, North Shore filed a preliminary proxy statement with the SEC on October 2, 2009.  The final definitive proxy statement will be filed with the SEC and mailed to the stockholders of North Shore. North Shore’s stockholders are urged to read the preliminary proxy statement in addition to the final definitive proxy statement and other relevant materials when they become available as they will contain important information about the transaction with SDI. North Shore stockholders will be able to obtain a free copy of such filings at the SEC’s internet site (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to North Shore Acquisition Corp., 545-7 Dogok-Dong, SoftForum B/D, 7th Floor, Gangnam-Gu, Seoul, South Korea, 135-270, Tel: (82) (2) 526-8531.

North Shore, SDI and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of North Shore in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement and will be included in the final definitive proxy statement described above.

Item 8.01 Other Events

The information set forth under Item 7.01 above is incorporated herein by reference.

Non-GAAP Financial Measures

The investor presentation attached as Exhibit 99.1 contains disclosure of EBITDA for certain periods, which may be deemed to be a non-GAAP financial measure within the meaning of Regulation G promulgated by the SEC. Management believes that EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the ability of SDI to meet capital expenditures and working capital requirements and otherwise meet its requirements as they become due. The disclosure of EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA should be considered in addition to, and not as a substitute, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles.

Forward Looking Statements

This Current Report on Form 8-K, and other statements North Shore may make, including statements about the benefits of the transaction with SDI, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, with respect to North Shore’s future financial or business performance, strategies and expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “expect,” “anticipate,” “forecasts,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

Forward-looking statements are based largely on expectations and projections about future events and future trends and are subject to numerous assumptions, risks and uncertainties, which change over time. North Shore’s actual results could differ materially from those anticipated in forward-looking statements and you should not place any undue reliance on such forward looking statements. Factors that could cause actual performance to differ from these forward-looking statements include the risks and uncertainties disclosed in North Shore’s filings with the SEC. North Shore’s filings with the SEC are accessible on the SEC’s website at http://www.sec.gov.  Forward-looking statements speak only as of the date they are made. In particular, the anticipated timing and benefits of the consummation of the transaction with SDI is uncertain and could be affected by many factors, including, without limitation, the following: the ability to obtain required approvals from North Shore’s stockholders or regulatory approvals for the acquisition; risks that closing of the acquisition is substantially delayed or does not occur at all; economic, business and political conditions in the Republic of Korea; worldwide demand and pricing in the shipbuilding industry; global economic conditions; costs and results of future capital expenditures and financing efforts; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which SDI is engaged; availability and pricing of raw materials, such as steel; and competition from other companies in the same or similar industry; as well as other relevant risks detailed in North Shore’s filings with the SEC, including its Annual Report on Form 10-K for the period ended December 31, 2008.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

Exhibit	Description
99.1	Investor Slide Show Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH SHORE ACQUISITION CORP.
Dated: October 19, 2009

	By:	/s/ Sang-Chul Kim
	Name:	Sang-Chul Kim
	Title:	Chairman